UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

CAPSTONE TURBINE CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on August 30, 2018 CAPSTONE TURBINE CORPORATION Date: August 30, 2018 Time: 11:00 AM PDT 601 South Figueroa Street, 41st Floor You are receiving this communication because shares in the above named company. you hold This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 1234567 1234567 Sequence # 1 OF 2 12 15 0000385524_1 R1.0.1.17 See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # # of # Sequence # CAPSTONE TURBINE CORPORATION 16640 STAGG STREET VAN NUYS,CA 91406 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET 1234567 ANY CITY, ON A1A 1A1 1234567 1234567 234567 Meeting Information Meeting Type: Annual Meeting For holders as of: July 03, 2018 Location: Goodwin Procter LLP Los Angeles, CA 90017 B A R C O D E

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: following page) and visit: www.proxyvote.com. * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment How To Vote Please Choose One of the Following Voting Methods n  marked by the arrow available and follow the instructions. Only 0000385524_2 R1.0.1.17 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possessio of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any specia requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. l Internal Use 1. Annual Report2. Notice & Proxy Statement Have the information that is printed in the box marked by the arrow  (located on the How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com by the arrow (located on the following page) in the subject line. advisor. Please make the request as instructed above on or before August 16, 2018 to facilitate timely delivery.

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01	Holly A. Van Deursen	02	Paul DeWeese	03	Robert C. Flexon	04	Darren R. Jamison	05	Yon Y. Jorden
06	Noam Lotan	07	Gary J. Mayo						

The Board of Directors recommends you vote FOR the following:

2 Approve an amendment to increase the number of shares available under the Capstone Turbine Corporation 2017 Equity Incentive Plan by 3,000,000.

3 Advisory vote on the compensation of the Company's named executive officers as presented in the proxy statement.

4 Ratification of the selection of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2019.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 Envelope # of # Sequence # 0000385524_4 R1.0.1.17 Broadridge Internal Use Only THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Job # Sequence # THE COMPANY NAME INC. - 401 K123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B123,456,789,012.12345 NAME THE COMPANY NAME INC. - COMMON123,456,789,012.12345 Reserved for Broadridge Internal Control Information